Exhibit 10 (f) (2)

  Schedule of Termination Benefit Agreements with Certain Executive Officers


The attached Termination Benefit Agreement is identical in all material respects to the executive Termination Benefit Agreements for those executive employees listed below and which have been omitted from this filing:

Name                                    Execution Date

John A. Boynton                              November 19, 1996
John H. Calhoun                              November 19, 1996
Penelope C. Cate                             November 27, 1996
Michael L. Cohen                             November 19 ,1996
Janet K. Cooper                              November 27, 1996
A. Stephen Diamond                           November 27, 1996
James F. Doyle                               November 27, 1996
Margaret M. Eichman                          November 18, 1996
Scott Gantwerker                             November 20, 1996
Thomas L. Gettings                           December 10, 1996
John G. Jartz                                December 10, 1996
James E. LeGere                              November 18, 1996
I. Charles Mathews                           November 27, 1996
Mart C. Matthews                             November 18, 1996
Luther C. McKinney                           November 20, 1996
Douglas W. Mills                             November 27, 1996
Kenneth W. Murray                            November 21, 1996
Douglas J. Ralston                           November 20, 1996
Michael B. Schott                            November 27, 1996
Robert S. Thomason                           November 27, 1996
Russell A. Young                             December 13, 1996